eWellness is the first physical therapy telemedicine company to offer insurance reimbursable real-time distance monitored treatments

eWellness Healthcare™

Introducing Phzio

OTCQB: "EWLL"

Disclosure Statement

This Presentation includes and is based, inter alia, on forward-looking information and statements that are subject to risks and uncertainties that could cause actual results to differ. These statements and this Presentation are based on current expectations, estimates and projections, which generally are identifiable by statements containing words such as “expects”, “believes”, “estimates” or similar expressions. Important factors that could cause actual results to differ materially from those expectations include, among others, general economic and industry conditions in markets which are expected to be major markets for eWellness Healthcare Corp.’s products, as well as risks and uncertainties related to product development, regulatory approvals, commercial partnerships, the outcome of intellectual property rights litigation and the competitive situation.

Although for eWellness Healthcare Corp. believes that its expectations and the Presentation are based upon reasonable assumptions, it can give no assurance that those expectations will be achieved or that the actual results will be as set out in the Presentation. for eWellness Healthcare Corp. is making no representation or warranty, expressed or implied, as to the accuracy, reliability or completeness of the Presentation, and neither for eWellness Healthcare Corp. nor any of its directors, officers or employees will have any liability to you or any other persons resulting from your use of the information contained herein.

This Presentation was prepared upon special request and the information contained within will not be updated in this Presentation. The following slides should be read and considered in connection with other information provided by the company.

No shares of for eWellness Healthcare Corp. are being offered in connection with this Presentation and no such shares have been registered under the U.S. Securities Act of 1933, as amended (the "Act"), and such shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act.

The Physical Therapy Industry Has a Delivery Problem

1 Delivery of physical therapy difficult and expensive to scale; 1-on-1, in-office treatments

2 Declining insurance reimbursements and increased costs

3 Profits decreasing by 27% since 2006 due to growth constraints/costs

? What if physical therapy practices had a way to scale profitably using a technology platform that could help them grow beyond the limits of the typical physical therapy practice?

Phzio



1. Disrupt the $30B physical therapy industry
2. Penetrate the growing $8B corporate wellness market
3. Re-define the way medicine is delivered

The Phzio Solution:
A New Physical Therapy Delivery System



Jennie Fasbender
Continue Treatment

Phzio

- SaaS technology platform solution for providers bundling rehabilitation services and employer wellness programs
- First real-time remote monitored 1-to-many physical therapy treatment platform for home use
- Ability for physical therapists to observe multiple patients simultaneously in real-time
- Solves what has been a structural problem and limitation in post-acute care practice growth

Phzio Treatment Session

Communication between patients and PT conducted via text / video messaging

Patient is able to examine her form during exercises

Patient's View of the Phzio Platform



Phzio
Home > Perform Treatment > Treatment: 10.1
Actions
Aaron Page, DPT
00:41
35:29

eWellness PT Aaron **remotely monitoring** his patients **real-time** in his office

eWellness Healthcare

What We Are Building:

- Create a universe of at least 2,600 PT's using our PHZIO platform out of the 225,000 practicing PT's in the US.
- Generating at least 8.1 million PHZIO sessions annually.
- Timeframe 3-5 years.
- This level of PT users is estimated to generate $111 million in annual revenue for Wellness.
- Pre-tax profit margins of 82.90% and an EBITA of $99 million.

Value Proposition For PT Practice Licensees

- PHZIO Allows a PT to increases the number of patient visits to at least 25 per day.
- PHZIO Enables PT practices to maintain quality of care.
- PHZIO Increases revenue per square foot.
- PHZIO Increases revenue per PT.
- PHZIO Reduces the cost of doing business.

Why Clinics Will Adopt Phzio

	1-to-1, in-person		1-to-many, online
REIMBURSEMENT	$50-80 per patient	→	$50-80 per patient
PATIENTS	Up to 15 per day		Up to 15 per hour
REVENUE	$750-1,200 per day		$750-1,200 per hour

1) Profitability

PROJECTED CLINIC REVENUE AND PROFIT

Months in Operation	Projected Revenue	Projected # Patients	Projected Gross Profit
3	$17K	21	$14K
6	$72K	62	$62K
9	$139K	92	$117K
12	$204K	100	$170K

2) Fits into current PT Workflow

3) Patient Satisfaction & Outcomes

Launched Phzio in June 2015: Positive Early Results Reported



- Experiencing 20% higher adherence & compliance versus industry
- Tracking to 30% increase in net income for PT practice
- Receiving reimbursements from major payors such as Anthem Blue Cross, Aetna & Blue Shield

"The mix of in-person and online sessions just fits for me. I would not have stuck with the program otherwise."

- MM, Patient

Physical Therapy Industry in US


Physiotherapy Associates, 1.7%
Select Medical, 2.6%
Highly Fragmented Sector, 88.6%
Kindred Healthcare, 4.6%
US Physical Concentra, 1.5%
US Physical Therapy, 1.0%

Highly fragmented industry with largest 50 competitors comprising <25% of the market

- 100k physical therapy clinics and 225k physical therapists in the US

Sources: Harris Williams & Co., Physical Therapy Market Overview, Feb 2014
IBISWorld, Physical Therapists in the US (Report 62134), May 2015
US Bureau of Labor Statistics, Occupational Outlook Handbook, 2014-15 Ed.
Provident Healthcare Partners, Insights: Rehabilitation Update, 2015
McGuireWoods, The Top Areas in Healthcare for Private Equity Investment, Feb 2014

Adoption of bundled payment model provides a business opportunity for Phzio



Acquisition Channels
Providers
Corporate Wellness Programs
Independent PT Clinics
# of Potential Users
Severe Injury
(e.g., paralysis)
Surgery Recovery
(e.g., knee, hip, back, shoulder)
Acute & Chronic Pain
Health Risk Reduction
(ex: Obesity, Pre or Type 2 Diabetes)
Applicability of Phzio
Private
CMS
Pre
Post
CMS bundled payment model now includes post-acute telehealth treatments such as Phzio

Corporate Wellness Industry in the US

US Corporate Wellness Market
$8B



Nutrition & Weight Mgmt 17%
Fitness Services 16%
Other 67%

Fitness, nutrition and weight management accounted for ***$2.6B*** of the Corporate Wellness Market in 2014.

Corporate Wellness Market projected to grow at ***8.4% annually*** in the next 5 years

IBISWorld Industry Report OD4621;
Corporate Wellness Services in the US
March 2015

Phzio Patient Workflow / Experience

1.Physician

During physical examination, physician determines that patient has pain and symptoms which would be alleviated by physical therapy. Physician gives patient a physical therapy prescription for our PHZIO program

2. Patient On-boarding

Patient is put through an evaluation protocol to diagnose and establish baseline conditions and metrics.

3. Phzio Treatment Protocol

6 month treatment regimen consisting of:

- 3x per week*: Video-based exercises with real-time PT & PTA monitoring for 40min per day

Note: Treatment frequency is based on protocol and patient need.

4. Compliance & Billing

PT & Patient complete post-treatment evaluations.

Billing documentation processed after each session

Business Model & Pricing

Joint Replacement CMS Bundled Payment Channel

- Revenue to eWellness: $400 per patient
  - 24 online remote-monitored sessions via Phzio-licensed platform and 12 in-office visits

Independent Clinic Channel

- Flat Fee: $15 per physical therapist remote-monitored exercise session
- No changes to current reimbursement model workflow
- No upfront / licensing fees for clinic
- SaaS Support Model

Corporate Wellness Channel

- Program Usage Fee: $600/employee per 6 month program
- Channel Partner Revenue Share: $35/user
- No licensing or subscription fees
- SaaS Support Model

Partner Landscape & Sales Channels

POTENTIAL PARTNERS

PT Billing & Practice Management Providers	Existing Software-based Telemedicine Platforms
WebPT	TELADOC
Clinicient	DOCTOR ON DEMAND
kareo Go Practice	MDLIVE
athenahealth	American Well
planetrehab	CARENA
GE Healthcare	MeMD

eWellness Healthcare

Competitive Landscape

DIRECT COMPETITORS

Avatar / Kinect-based Telerehab Platforms

- reflexion health
- RespondWell
- Physmodo
- JINTRONIX
- Motion Care 360
- FIVE PLUS

Other Video-based Physical Therapy Solutions

- BLUEJAY mobile health
- PT PAL
- VitalRock
- PHYSIOTEC
- SimpleTherapy
- YouTube

Phzio's Advantages Over Competitors

- Real-time monitoring by physical therapists
- 1-to-many platform
- Treatments reimbursable by payors
- Compliance & adherence by patients

eWellness Healthcare

Background on the Technology

Team: Curtis Hollister, Lead Designer
3 Team members (2 developers, 1 content production)

Core Video Management System

- Used by AT&T, Government of Canada
- Content Management & Storage
- Live Streaming management
- Video provisioning
- Real-time metrics
- User management

Phzio Telemedicine

- Web RTC STUN AND TURN servers
- Muti-session Remote Video Monitoring
- Google ID Management API
- Treatment routing and security
- User Authentication
- Patient profiling, evaluation, treatment tracking
- Video Messaging System, Patient Video Journal
- Billing

Phzio



Metrics & Analytics
Dashboard
Embed Tracking
Videos
Promotions
Reports
Syndication Points
Account
Search
AT&T Commercial – "I Accept"
116.7 K
21
Momentum Data
26%

Cloud Service is provisioned via Amazon

- Storage
- Application Servers
- Application Portal
- Transcoding Servers
- STUN/TURN Servers
- DB
- VPN
- Load Balancers
- Region: West Coast

eWellness Healthcare

IP and licensing

Currently eWellness has developed important and unique IP elements throughout its Phzio Platform. This includes:

- WebRTC STUN/TURN messaging server to support all video, audio and interface based messaging (note: this technology could be licensed to other service providers)
- On-demand and live video monitoring array for a one-to-one and one-to-many treatment protocol model
- 56 hours of video treatment protocols
- Protocol management system for managing treatment programs and approved specialists
- Patient and PT video journaling and messaging
- Patient baseline to desired outcomes metrics (tracks lifecycle of patient metrics through the system)
- Advanced PT Clinic scheduling system

eWellness has also signed a perpetual license for a video management and streaming platform from Bistromatics Inc.

Phzio


Metrics & Analytics
AT&T Commercial – "I Accept"
116.7 K
21
26%

Management



Darwin Fogt, MPT, CEO

- Founded Evolution Physical Therapy, a state of the art clinic in Los Angeles
- Licensed Physical Therapist in New York and California
- Specializes in neurological rehabilitation, orthopedic and sports medicine
- Active in community outreach & educational programs in conjunction with the Los Angeles Clippers



Curtis Hollister, CTO

- Founder of Social Pixels & Ripplefire
- Founded a Canadian internet service provider in 1995 and sold in 1997
- Has grown and sold a number of startups afterwards
- Since 1999, has been focusing on helping public companies apply online media & digital campaigning to IR



Douglas MacLellan, Chairman

- 27+ years of senior-level international executive business experience, primarily in the financial information, pharmaceuticals, telecoms, software, consumer products and IT industries
- 22+ years of public company board experience and 16 years of active audit committee chair experience
- Helped raise $775M+ for development stage, startup and mid-cap companies



David Markowski, CFO

- Former CEO and Co-Founder of GFNN, Inc.
- Former VP of Finance of Medcom USA, a NASDAQ listed company
- A decade of investment banking experience on Wall Street involved in financing start-ups and public offerings

eWellness Healthcare

Daniel Mills Chairman of Key Outreach Committee

- Daniel Mills, MPT who is currently a well-known Utah-based practicing physical therapist ("PT") and is also Vice President of the Private Practice Section of the American Physical Therapy Association ("APTA")is our Chairman of the newly formed committee known as the eWellness Physical Therapy Clinical Advisory Board ("PTCAB") and he will act as our national spokesperson to the APTA membership and other industry groups.

- The APTA is an individual membership professional organization representing more than 93,000 member physical therapists (PTs), physical therapist assistants (PTAs), and students of physical therapy. APTA seeks to improve the health and quality of life of individuals in society by advancing physical therapist practice, education, and research, and by increasing the awareness and understanding of physical therapy's role in the nation's health care system.

Investment Opportunity

- Paid-in capital of $2.24M invested over 3 years to develop and launch product to market
- Publicly trading company (OTCQB:EWLL)
- Currently raising $2.5M
- Proceeds will be used for:
  - Growth and expansion of business
  - New platform feature development